EXHIBIT 99.1

Acasti Pharma Provides Update on Recent Financing Activities

LAVAL, Quebec, March 08, 2021 (GLOBE NEWSWIRE) -- As required pursuant to the policies of the TSX Venture Exchange, Acasti Pharma Inc. (“Acasti or the “Company”) (NASDAQ: ACST – TSX-V: ACST) is providing an update on the use of its “at-the market” equity offering program.

As previously disclosed, Acasti entered into an amended and restated ATM sales agreement on June 29, 2020 (the “Sales Agreement”) with B. Riley FBR Inc., Oppenheimer & Co. Inc. and H.C. Wainwright & Co., LLC (collectively, the “Agents”), to implement an “at-the market” equity offering program under which Acasti may issue and sell from time to time its common shares having an aggregate offering price of up to $75 million through the Agents (the “ATM Program”). Pursuant to the ATM Program, as required pursuant to the policies of the TSX Venture Exchange (“TSXV”), since the last distributions reported on January 27, 2021, Acasti issued an aggregate of 20,159,229 common shares (the “ATM Shares”) over the NASDAQ Stock Market for aggregate gross proceeds to the Company of US$21.7 million. The ATM Shares were sold at prevailing market prices averaging US$1.0747 per share. No securities were sold through the facilities of the TSXV or, to the knowledge of the Company, in Canada. The ATM Shares were sold pursuant to a U.S. registration statement on Form S-3 (No. 333-239538) as made effective on July 7, 2020, as well as the Sales Agreement. Pursuant to the Sales Agreement, a cash commission of 3.0% on the aggregate gross proceeds raised was paid to the Agents in connection with their services. As a result of the recent ATM sales, Acasti has a total of 200,119,659 common shares issued and outstanding as of March 5, 2021.

The additional capital raised has strengthened Acasti’s balance sheet and will provide the Company with additional flexibility in its ongoing review process to explore and evaluate strategic alternatives.

About Acasti

Acasti is a biopharmaceutical innovator that has historically focused on the research, development and commercialization of prescription drugs using OM3 fatty acids delivered both as free fatty acids and bound-to-phospholipid esters, derived from krill oil. OM3 fatty acids have extensive clinical evidence of safety and efficacy in lowering triglycerides in patients with hypertriglyceridemia, or HTG. CaPre, an OM3 phospholipid therapeutic, was being developed for patients with severe HTG.

Forward Looking Statements

Statements in this press release that are not statements of historical or current fact constitute “forward-looking information” within the meaning of Canadian securities laws and “forward-looking statements” within the meaning of U.S. federal securities laws (collectively, “forward-looking statements”). Such forward-looking statements involve known and unknown risks, uncertainties, and other unknown factors that could cause the actual results of Acasti to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements labeled with the terms “believes,” “belief,” “expects,” “intends,” “anticipates,” “potential,” “should,” “may,” “will,” “plans,” “continue”, “targeted” or other similar expressions to be uncertain and forward-looking. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Forward-looking statements in this press release include, but are not limited to, information or statements about Acasti’s strategy, future operations and its review of strategic alternatives.

The forward-looking statements contained in this press release are expressly qualified in their entirety by this cautionary statement, the “Special Note Regarding Forward-Looking Statements” section contained in Acasti’s latest annual report on Form 10-K and quarterly report on Form 10-Q, which are available on EDGAR at www.sec.gov/edgar.shtml, on SEDAR at www.sedar.com and on the investor section of Acasti’s website at www.acastipharma.com. All forward-looking statements in this press release are made as of the date of this press release. Acasti does not undertake to update any such forward-looking statements whether as a result of new information, future events or otherwise, except as required by law. The forward-looking statements contained herein are also subject generally to assumptions and risks and uncertainties that are described from time to time in Acasti’s public securities filings with the Securities and Exchange Commission and the Canadian securities commissions, including Acasti’s latest annual report on Form 10-K and quarterly report on Form 10-Q under the caption “Risk Factors”.

Neither NASDAQ, the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

Acasti Contact:

Jan D’Alvise

Chief Executive Officer

Tel: 450-686-4555

Email: info@acastipharma.com

www.acastipharma.com

Investor Contact:

Crescendo Communications, LLC

Tel: 212-671-1020

Email: ACST@crescendo-ir.com